SCUDDER
                                                                     INVESTMENTS


Scudder Gold and Precious Metals Fund

Class AARP and Class S Shares

Supplement to Prospectus Dated March 1, 2002

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The following replaces the fee and expense information shown for the fund under
How Much Investors Pay:

The fund's Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

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Fee Table
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Shareholder Fees, paid directly from your investment                  None
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                                       1.00%
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Distribution (12b-1) Fee                                              None
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Other Expenses*                                                       0.66
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Total Annual Operating Expenses*                                      1.66
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*  Restated to reflect maximum annual estimated costs. Through September 30,
   2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   Through September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class of shares are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 0.78% and 0.55% (annualized) for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver, Total Annual Operating Expenses are estimated to be 1.50% (annualized) for Class AARP and Class S shares.

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Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

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Example                    1 Year        3 Years        5 Years       10 Years
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Class AARP/S shares         $169           $523          $902          $1,965
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February 5, 2003